Exhibit 99.2

[form for executives]

Achillion Pharmaceuticals, Inc.

Incentive Stock Option Agreement

Granted Under 2006 Stock Incentive Plan

1.	Grant of Option.

This agreement evidences the grant by Achillion Pharmaceuticals, Inc. a Delaware corporation (the “Company”), on [            ], 2010 (the “Grant Date”) to [                    ], an employee of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2006 Stock Incentive Plan (the “Plan”), a total of [                    ] shares (the “Shares”) of common stock, [    ] par value per share, of the Company (“Common Stock”) at $[            ] per Share. Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on [            ] (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”). Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.	Vesting Schedule.

(a) This option will become exercisable (“vest”) as to [        ]% of the original number of Shares on the first anniversary of the Grant Date and as to an additional [        ]% of the original number of Shares at the end of each successive three-month period following the first anniversary of the Grant Date until the fourth anniversary of the Grant Date.

(b) The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

(c) Upon the occurrence of a Corporate Transaction (as defined below), the vesting of this option under Section 2(a) above shall be accelerated in part so that the option shall become exercisable for an additional number of shares equal to 25% of the original number Shares subject to this Agreement.

(d) If, within 12 months following a Corporate Transaction, the Participant’s employment with the Company is terminated by the Company (other than for Cause, Disability or death) or by the Participant for Good Reason, then the vesting of this option under Section 2(a) above shall be accelerated in full so that the option shall become exercisable for 100% of the Shares.

(e) For purposes of this Agreement, the terms “Corporate Transaction”, “Cause”, “Good Reason”, “Disabled” and “Disability” shall have the meanings ascribed to them in the [                    ], between the Participant and the Company, as such agreement may be amended and/or restated from time to time.

3.	Exercise of Option.

(a) Form of Exercise. Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan. A form of Notice of Stock Option Exercise is attached to this agreement as Exhibit A. The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

(b) Continuous Relationship with the Company Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an “Eligible Participant”).

(c) Termination of Relationship with the Company. If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon written notice to the Participant from the Company describing such violation.

(d) Exercise Period Upon Death or Disability. If the Participant dies or becomes disabled prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “Cause”, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e) Termination for Cause. If, prior to the Final Exercise Date, the Participant’s employment is terminated by the Company for Cause, the right to exercise this option shall terminate immediately upon the effective date of such termination of employment. The Participant shall be considered to have been discharged for Cause if the Company determines, within 30 days after the Participant’s resignation, that discharge for cause was warranted.

4.	Tax Matters.

(a) Withholding. No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

(b) Disqualifying Disposition. If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

5.	Nontransferability of Option.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.	Provisions of the Plan.

This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer. This option shall take effect as a sealed instrument.

Achillion Pharmaceuticals, Inc.

Dated:	By:

Name:
Title:

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company’s 2006 Stock Incentive Plan.

PARTICIPANT:

Address:

Date:

Exhibit A

NOTICE OF STOCK OPTION EXERCISE

Date:

Achillion Pharmaceuticals, Inc.

300 George Street

New Haven, Connecticut 06511

Attention: Treasurer

Dear Sir or Madam:

I am the holder of a stock option granted to me under the Achillion (the “Company”) 2006 Stock Option Plan on                      for the purchase of                      shares of Common Stock of the Company at a purchase price of $                     per share.

I hereby exercise my option to purchase                      shares of Common Stock (the “Shares”). The option price and vested amount is in accordance with my Incentive Stock Option Agreement. I have included $                      as payment for the purchased shares. Please register my stock certificate as follows:

Name(s):

Address:

Tax I.D. #:

I request that the newly issued shares be (please check one):

(a)	Issued directly to me, at the address listed above, in the form of physical stock certificates.

(b)	Held at Computershare, Achillion’s transfer agent, under Direct Registration (DRS). Shares of stock held in DRS can be sold through Computershare, issued as physical certificates, or forwarded to a broker. You will receive periodic statements from Computershare with account details

(c)	Issued directly to my brokerage account for deposit into my account (deposit information is below).

Exhibit A

Brokerage Account Information

1. The name of the brokerage firm:

2. The brokerage’s DTC number (contact your broker for the number):

3. Your broker’s contact information. Name:                                         , phone number:                                          , & email address:

Very truly yours,

(Signature)

Exhibit A

Instructions to Option Holders for Filling Out Notice of Exercise

1. First paragraph. Indicate the date on which you were granted the option, the number of shares and the exercise price of the option.

2. Second paragraph. Indicate the number of shares you wish to purchase, the method of payment (cash, check, etc.) and the amount of payment.

3. Name. Enter name(s) to appear on stock certificate: (a) Your name only or (b) Your name and another name (i.e., John Doe and Jane Doe, Joint Tenants With Right of Survivorship).

4. You must include your tax I.D. number.